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                                                                   EXHIBIT 10.31

                                 AMENDMENT NO. 1
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into as of February 4, 2001 (this "Amendment"), between K&G MEN'S CENTER, INC., a Delaware corporation ("K&G Men's Center"), K&G MEN'S COMPANY INC., a Delaware corporation ("K&G Men's Company"), and STEPHEN H. GREENSPAN ("Employee").


                                   WITNESSETH:

         WHEREAS, K&G Men's Center and Employee entered into an Amended and Restated Employment Agreement dated as of June 1, 1999 (the "Amended and Restated Employment Agreement");

         WHEREAS, effective as of the date hereof, K&G Men's Center's principal place of business and all operations of K&G Men's Center shall be moved to 40650 Encyclopedia Circle, Fremont, California and, as a result, Employee shall cease to be a director, officer and employee of K&G Men's Center;

         WHEREAS, K&G Men's Company wishes to employ Employee pursuant to the terms of the Amended and Restated Employment Agreement and Employee is willing to accept such terms and conditions.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, K&G Men's Center, K&G Men's Company and Employee hereby agree as follows:

         1. All references in the Amended and Restated Employment Agreement to "K&G Men's Center, Inc." or "the Company" shall be amended or deemed to refer to K&G Men's Company Inc.

         2. K&G Men's Center shall have no continuing rights or obligations under the Amended and Restated Employment Agreement.

         3. This Amendment shall not be considered to cause a termination subject to Section 4 of the Amended and Restated Agreement.

         4. Miscellaneous.

                  (a) This Amendment and all terms and conditions contained herein shall be binding upon the parties hereto and their successors.

                  (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Company and Employee have executed this
Amendment No. 1 to Amended and Restated Employment Agreement as of the day and year first above written.


                                             K&G MEN'S CENTER, INC.



                                             By: /s/ ERIC LANE
                                                 -------------------------------
                                             Name: Eric Lane
                                             Title: President and Chief
                                                    Operating Officer


                                             K&G MEN'S COMPANY INC.



                                             By: /s/ RICHARD E. GOLDMAN
                                                 -------------------------------
                                             Name: Richard E. Goldman
                                             Title: Executive Vice President



                                             /s/ STEPHEN H. GREENSPAN
                                             -----------------------------------
                                             Stephen H. Greenspan


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